Exhibit 10.10
NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'SECURITIES ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
Date of Issuance: 10/01/2014
$1,450,000
10% CONVERTIBLE DEBENTURE
DUE 04/30/2015
          Medican Enterprises, Inc. having a principal place of business at 500 Alder Drive Milpitas, CA 95035 ('Company'), entered into a Consulting Agreement with Green Grow LLC (the 'Holder') pursuant to which the Holder was entitled to be paid a consulting fee of $1,450,000 (the 'Consulting Fee'). The Company was not able to pay the Consulting Fee when due.
          The Holder has agreed to forebear from demanding payment by the Company of the Consulting Free and has agreed to invest such amount in the Company on the terms of this 10% Convertible Debenture.
          THIS DEBENTURE is a duly authorized and issued 10% Convertible Debenture of the Company due 04/30/2015 (the 'Debenture').
          FOR VALUE RECEIVED, the Company promises to pay to Green Grow LLC, or its registered assigns (the 'Holder'), the principal sum of $1,450,000 plus interest on 04/30/ 2015 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the 'Maturity Date'), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of (10%) Ten percent guaranteed interest payable regardless of how long the debenture remains outstanding, unless the Debenture is converted to shares of common stock in accordance with the terms and conditions herein.
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THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT AT 130% OF SUCH AMOUNT ALONG WITH ANY ACCRUED INTEREST OF THIS DEBENTURE AT ANY TIME UPON SEVEN DAYS WRITTEN NOTICE TO THE HOLDER
          This Debenture is subject to the following additional provisions:
          Section 1. DENOMINATIONS. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.
          Section 2.TRANSFER. This Debenture may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
          Section 3. EVENTS OF DEFAULT.
          (a) 'Event of Default', wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
                    (i) any default in the payment of the principal of, interest (including Late Fees) on, or liquidated damages in respect to this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 3 days of notice of such default sent by the Holder;
                    (ii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as
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they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing; or
                    (iii) the Company shall fail to timely file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the 'Exchange Act'), or otherwise required by the Exchange Act.
                    (iv) the material breach of any promise or representation in this Agreement and or related representation or agreement made by the COMPANY and or any of its officers, which shall include, without limitation, the failure to deliver shares of common stock due HOLDER on a conversion within three Business Days from the date of conversion or sooner, which delivery must be otherwise made per reasonable specifications of the HOLDER (e.g. to brokerage firm account).
          If the COMPANY fails to perform hereunder by delivering Shares or paying Principal and or Interest within 3 Business Days of said being due, then for the first up to 30 calendar days from the due date of said performance, the COMPANY shall also owe payable immediately an amount equal to $1,000 per day as a reasonable 'Late Fee' in addition to any other damages and reasonable attorney fees and costs payable, to cover, on a non accountable basis, the time, expense, efforts and or distress of the HOLDER having to focus its management, advisors, and counselors on the matter of the COMPANY failing to honor its written obligations, and said figure is deemed a reasonable liquidated damages provision and is not an election of remedy and is non exclusive so the HOLDER can add and pursue all rights otherwise.
          (b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash.. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
          (c) It is hereby agreed that in the event any Installment Payment noted above is not paid by Bank transfer within 15 days of any Due Date, for any reason, then at the option of the Company this agreement may be cancelled and sent to Green Grow LLC in writing to reflect the amount actually paid to date of cancellation. Upon cancellation made under this agreement, the Debenture will adjust to reflect monies actually paid. Upon cancellation holder is released from any liability.
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          Section 4. Conversion.
(a) (i) Holder's Conversion Right. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture, including interest and principal, shall be convertible into shares of Common Stock at a price of Fifty Percent (50%) of the lowest traded price, determined on the then current trading market for the Company's common stock, for 20 trading days prior to conversion (the 'Set Price') at the option of the Holder, in whole at any time and from time to time. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit B ('Notice of Conversion'), specifying the date on which such conversion is to be effected (a 'Conversion Date'). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company. The Company shall deliver any objection to any Notice of Conversion within TWO (2) Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. If the Company does not request the issuance of the shares underlying this Debenture after receipt of a Notice of Conversion within TWO (2) Business days following the period allowed for any objection, the Company shall be responsible for any differential in the value of the converted shares underlying this Debenture between the value of the closing price on the date the shares should have been delivered and the date the shares are delivered. In addition, if the COMPANY fails to timely (within 72 hours, 3 business days), deliver the shares per the instructions of the HOLDER, free and clear of all legends in legal free trading form, the COMPANY shall allow HOLDER to add two (2) days to the lookback (the mechanism used to obtain the conversion price along with discount) for each day the COMPANY fails to timely (within 72 hours, 3 business days)) deliver shares, on the next conversion.
The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof. Any Opinion Letter required to effectuate the issuance of the shares pursuant to this Paragraph 4(a) and the Notice of Conversion shall be provided and issued by Company. The Holder may use another attorney in it's sole discretion for the opinion. The parties hereby agree that the company will cover all legal costs associated with the issuance of the Opinion Letter to the Transfer Agent.
(ii) If the Company, at any time while this Debenture is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding
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after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
                    (iii) Whenever the Set Price is adjusted pursuant to any of Section 4, the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
                    (iv) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.
                    (v) If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a 'Fundamental Transaction'), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable
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upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the 'Alternate Consideration'). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is affected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within 10 Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the 130% of the remaining unconverted principal amount of this Debenture on the date of such request, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder.
          (b) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture. See attached EXHIBIT A (Irrevocable TA Letter)
          (c) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or
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communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
          (d) Notwithstanding anything to the contrary herein contained, the Holder may not convert this Debenture to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by the Holder after application of this section. The provisions of this section may be waived by the Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.
          Section 5. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
               Business Day' means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
               'Common Stock' means the common stock of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.
               'Person' means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.
               'Securities Act' means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
               'Set Price' shall have the meaning set forth in Section 4.
          Section 6. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or other equity securities other than as to the
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Underlying Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; or (c) enter into any agreement with respect to any of the foregoing.
          Section 7. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.
          Section 8. So long as any portion of this Debenture is outstanding, the Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures without the prior consent of the Holder, which consent shall not be unreasonably withheld.
          Section 9. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County (the 'Florida Courts'). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such Service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
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          Section 10. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.
          Section 11. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.
          Section 12. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

MEDICAN ENTERPRISES, INC.

By:
Ken Williams
CEO
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Exhibit B
NOTICE OF CONVERSION
The undersigned hereby elects to convert principal under the 10% Convertible Debenture of Medican Enterprises, Inc. (the 'Company'), due on 04/30/2015, into _______________ shares of common stock, $.001 par value per share (the 'Common Stock'), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.
Conversion calculations:
                              Date to Effect Conversion: ____________________
50% of the lowest traded price for 20 trading days prior to conversion or:
Adjusted as per agreement for delayed delivery of previous conversion (lookback only)

Principal Amount of Debentures to be Converted:

Interest Amount of Debentures to be Converted

Number of shares of Common Stock to be issued:

Signature: _____________________________Manager

Green Grow LLC
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Exhibit C
Resolution approved by the Board of Directors of Medican Enterprise, Inc.
UNANIMOUS CONSENT IN LIEU OF A SPECIAL
MEETING OF DIRECTORS OF
Medican Enterprises, Inc.
The undersigned, being all of the directors of Medican Enterprises, Inc. a corporation of the State of Nevada, (the 'Corporation'), do hereby authorize and approve the actions set forth in the following resolutions without the formally of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:
RESOLVED: that the officers of this Corporation are authorized and directed to enter into a Convertible Debenture in the amount of $1,450,000 plus interest with Green Grow LLC, dated 10/01/2014 which allows conversions at a 50% discount to market for such notes as well as (10%) Ten percent guaranteed interest, should be payable regardless of how long the debenture remains outstanding and come due on 04/30/2015
RESOLVED: that the officers of this Corporation herby certify this corporation has never been a blank check shell; and
FURTHER RESOLVED, that each of the officers of the Corporation be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.
The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as a majority of the direction of Medican Enterprises, Inc.

Dated: 10/01/2014

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NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'SECURITIES ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
Date of Issuance: 10/01/2014
$500,000
10% CONVERTIBLE DEBENTURE
DUE 04/30/2015
          Medican Enterprises, Inc. having a principal place of business at 500 Alder Drive Milpitas, CA 95035 ('Company'), entered into a Consulting Agreement with Eagle Eye Capital Inc. (the 'Holder') pursuant to which the Holder was entitled to be paid a consulting fee of $500,000 (the 'Consulting Fee'). The Company was not able to pay the Consulting Fee when due.
          The Holder has agreed to forebear from demanding payment by the Company of the Consulting Free and has agreed to invest such amount in the Company on the terms of this 10% Convertible Debenture.
          THIS DEBENTURE is a duly authorized and issued 10% Convertible Debenture of the Company due 04/30/2015 (the 'Debenture').
          FOR VALUE RECEIVED, the Company promises to pay to Eagle Eye Capital Inc., or its registered assigns (the 'Holder'), the principal sum of $500,000 plus interest on 04/30/ 2015 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the 'Maturity Date'), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of (10%) Ten percent guaranteed interest payable regardless of how long the debenture remains outstanding, unless the Debenture is converted to shares of common stock in accordance with the terms and conditions herein.
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THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT AT 130% OF SUCH AMOUNT ALONG WITH ANY ACCRUED INTEREST OF THIS DEBENTURE AT ANY TIME UPON SEVEN DAYS WRITTEN NOTICE TO THE HOLDER
          This Debenture is subject to the following additional provisions:
          Section 1. DENOMINATIONS. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.
          Section 2. TRANSFER. This Debenture may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
          Section 3. EVENTS OF DEFAULT.
          (a) 'Event of Default', wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
                    (i) any default in the payment of the principal of, interest (including Late Fees) on, or liquidated damages in respect to this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 3 days of notice of such default sent by the Holder;
                    (ii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as
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they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing; or
                    (iii) the Company shall fail to timely file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the 'Exchange Act'), or otherwise required by the Exchange Act.
                    (iv) the material breach of any promise or representation in this Agreement and or related representation or agreement made by the COMPANY and or any of its officers, which shall include, without limitation, the failure to deliver shares of common stock due HOLDER on a conversion within three Business Days from the date of conversion or sooner, which delivery must be otherwise made per reasonable specifications of the HOLDER (e.g. to brokerage firm account).
          If the COMPANY fails to perform hereunder by delivering Shares or paying Principal and or Interest within 3 Business Days of said being due, then for the first up to 30 calendar days from the due date of said performance, the COMPANY shall also owe payable immediately an amount equal to $1,000 per day as a reasonable 'Late Fee' in addition to any other damages and reasonable attorney fees and costs payable, to cover, on a non accountable basis, the time, expense, efforts and or distress of the HOLDER having to focus its management, advisors, and counselors on the matter of the COMPANY failing to honor its written obligations, and said figure is deemed a reasonable liquidated damages provision and is not an election of remedy and is non exclusive so the HOLDER can add and pursue all rights otherwise.
          (b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash.. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
          (c) It is hereby agreed that in the event any Installment Payment noted above is not paid by Bank transfer within 15 days of any Due Date, for any reason, then at the option of the Company this agreement may be cancelled and sent to Eagle Eye Capital Inc. in writing to reflect the amount actually paid to date of cancellation. Upon cancellation made under this agreement, the Debenture will adjust to reflect monies actually paid. Upon cancellation holder is released from any liability.
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          Section 4. Conversion.
          (a) (i) Holder's Conversion Right. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture, including interest and principal, shall be convertible into shares of Common Stock at a price of Fifty Percent (50%) of the lowest traded price, determined on the then current trading market for the Company's common stock, for 20 trading days prior to conversion (the 'Set Price') at the option of the Holder, in whole at any time and from time to time. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit B ('Notice of Conversion'), specifying the date on which such conversion is to be effected (a 'Conversion Date'). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company. The Company shall deliver any objection to any Notice of Conversion within TWO (2) Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. If the Company does not request the issuance of the shares underlying this Debenture after receipt of a Notice of Conversion within TWO (2) Business days following the period allowed for any objection, the Company shall be responsible for any differential in the value of the converted shares underlying this Debenture between the value of the closing price on the date the shares should have been delivered and the date the shares are delivered. In addition, if the COMPANY fails to timely (within 72 hours, 3 business days), deliver the shares per the instructions of the HOLDER, free and clear of all legends in legal free trading form, the COMPANY shall allow HOLDER to add two (2) days to the lookback (the mechanism used to obtain the conversion price along with discount) for each day the COMPANY fails to timely (within 72 hours, 3 business days)) deliver shares, on the next conversion.
          The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof. Any Opinion Letter required to effectuate the issuance of the shares pursuant to this Paragraph 4(a) and the Notice of Conversion shall be provided and issued by Company. The Holder may use another attorney in it's sole discretion for the opinion. The parties hereby agree that the company will cover all legal costs associated with the issuance of the Opinion Letter to the Transfer Agent.
                    (ii) If the Company, at any time while this Debenture is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding
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after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
                    (iii) Whenever the Set Price is adjusted pursuant to any of Section 4, the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
                    (iv) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.
                    (v) If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a 'Fundamental Transaction'), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable
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upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the 'Alternate Consideration'). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is affected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within 10 Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the 130% of the remaining unconverted principal amount of this Debenture on the date of such request, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder.
          (b) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture. See attached EXHIBIT A (Irrevocable TA Letter)
          (c) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or
6

communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
          (d) Notwithstanding anything to the contrary herein contained, the Holder may not convert this Debenture to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by the Holder after application of this section. The provisions of this section may be waived by the Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.
          Section 5. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
          'Business Day' means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
               'Common Stock' means the common stock of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.
               'Person' means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.
               'Securities Act' means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
               'Set Price' shall have the meaning set forth in Section 4.
          Section 6. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or other equity securities other than as to the
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Underlying Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; or (c) enter into any agreement with respect to any of the foregoing.
          Section 7. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.
          Section 8. So long as any portion of this Debenture is outstanding, the Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures without the prior consent of the Holder, which consent shall not be unreasonably withheld.
          Section 9. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County (the 'Florida Courts'). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such Service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
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          Section 10. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.
          Section 11. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.
          Section 12. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

MEDICAN ENTERPRISES, INC.

By:
Ken Williams
CEO
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Exhibit B
NOTICE OF CONVERSION
The undersigned hereby elects to convert principal under the 10% Convertible Debenture of Medican Enterprises, Inc. (the 'Company'), due on 04/30/2015, into ______________ shares of common stock, $.001 par value per share (the 'Common Stock'), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.
Conversion calculations:
                              Date to Effect Conversion: ______________________
50% of the lowest traded price for 20 trading days prior to conversion or:
Adjusted as per agreement for delayed delivery of previous conversion (lookback only)

Principal Amount of Debentures to be Converted:

Interest Amount of Debentures to be Converted

Number of shares of Common Stock to be issued:

Signature: _____________________________Manager

Eagle Eye Capital Inc.
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Exhibit C
Resolution approved by the Board of Directors of Medican Enterprise, Inc.
UNANIMOUS CONSENT IN LIEU OF A SPECIAL
MEETING OF DIRECTORS OF
Medican Enterprises, Inc.
The undersigned, being all of the directors of Medican Enterprises, Inc. a corporation of the State of Nevada, (the 'Corporation'), do hereby authorize and approve the actions set forth in the following resolutions without the formally of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:
RESOLVED: that the officers of this Corporation are authorized and directed to enter into a Convertible Debenture in the amount of $500,000 plus interest with Eagle Eye Capital Inc., dated 10/01/2014 which allows conversions at a 50% discount to market for such notes as well as (10%) Ten percent guaranteed interest, should be payable regardless of how long the debenture remains outstanding and come due on 04/30/2015
RESOLVED: that the officers of this Corporation herby certify this corporation has never been a blank check shell; and
FURTHER RESOLVED, that each of the officers of the Corporation be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.
The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as a majority of the direction of Medican Enterprises, Inc.

Dated: 10/01/2014

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NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'SECURITIES ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
Date of Issuance: 10/01/2014
$500,000
10% CONVERTIBLE DEBENTURE
DUE 04/30/2015
          Medican Enterprises, Inc. having a principal place of business at 500 Alder Drive Milpitas, CA 95035 ('Company'), entered into a Consulting Agreement with Copper Capital Ltd. (the 'Holder') pursuant to which the Holder was entitled to be paid a consulting fee of $500,000 (the 'Consulting Fee'). The Company was not able to pay the Consulting Fee when due.
          The Holder has agreed to forebear from demanding payment by the Company of the Consulting Free and has agreed to invest such amount in the Company on the terms of this 10% Convertible Debenture.
          THIS DEBENTURE is a duly authorized and issued 10% Convertible Debenture of the Company due 04/30/2015 (the 'Debenture').
          FOR VALUE RECEIVED, the Company promises to pay to Copper Capital Ltd., or its registered assigns (the 'Holder'), the principal sum of $500,000 plus interest on 04/30/ 2015 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the 'Maturity Date'), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of (10%) Ten percent guaranteed interest payable regardless of how long the debenture remains outstanding, unless the Debenture is converted to shares of common stock in accordance with the terms and conditions herein.
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THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT AT 130% OF SUCH AMOUNT ALONG WITH ANY ACCRUED INTEREST OF THIS DEBENTURE AT ANY TIME UPON SEVEN DAYS WRITTEN NOTICE TO THE HOLDER
          This Debenture is subject to the following additional provisions:
          Section 1. DENOMINATIONS. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.
          Section 2.TRANSFER. This Debenture may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
          Section 3. EVENTS OF DEFAULT.
          (a) 'Event of Default', wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
                    (i) any default in the payment of the principal of, interest (including Late Fees) on, or liquidated damages in respect to this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 3 days of notice of such default sent by the Holder;
                    (ii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as
2

they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing; or
                    (iii) the Company shall fail to timely file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the 'Exchange Act'), or otherwise required by the Exchange Act.
                    (iv) the material breach of any promise or representation in this Agreement and or related representation or agreement made by the COMPANY and or any of its officers, which shall include, without limitation, the failure to deliver shares of common stock due HOLDER on a conversion within three Business Days from the date of conversion or sooner, which delivery must be otherwise made per reasonable specifications of the HOLDER (e.g. to brokerage firm account).
          If the COMPANY fails to perform hereunder by delivering Shares or paying Principal and or Interest within 3 Business Days of said being due, then for the first up to 30 calendar days from the due date of said performance, the COMPANY shall also owe payable immediately an amount equal to $1,000 per day as a reasonable 'Late Fee' in addition to any other damages and reasonable attorney fees and costs payable, to cover, on a non accountable basis, the time, expense, efforts and or distress of the HOLDER having to focus its management, advisors, and counselors on the matter of the COMPANY failing to honor its written obligations, and said figure is deemed a reasonable liquidated damages provision and is not an election of remedy and is non exclusive so the HOLDER can add and pursue all rights otherwise.
          (b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash.. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
          (c) It is hereby agreed that in the event any Installment Payment noted above is not paid by Bank transfer within 15 days of any Due Date, for any reason, then at the option of the Company this agreement may be cancelled and sent to Copper Capital Ltd. in writing to reflect the amount actually paid to date of cancellation. Upon cancellation made under this agreement, the Debenture will adjust to reflect monies actually paid. Upon cancellation holder is released from any liability.
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          Section 4. Conversion.
          (a) (i) Holder's Conversion Right. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture, including interest and principal, shall be convertible into shares of Common Stock at a price of Fifty Percent (50%) of the lowest traded price, determined on the then current trading market for the Company's common stock, for 20 trading days prior to conversion (the 'Set Price') at the option of the Holder, in whole at any time and from time to time. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit B ('Notice of Conversion'), specifying the date on which such conversion is to be effected (a 'Conversion Date'). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company. The Company shall deliver any objection to any Notice of Conversion within TWO (2) Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. If the Company does not request the issuance of the shares underlying this Debenture after receipt of a Notice of Conversion within TWO (2) Business days following the period allowed for any objection, the Company shall be responsible for any differential in the value of the converted shares underlying this Debenture between the value of the closing price on the date the shares should have been delivered and the date the shares are delivered. In addition, if the COMPANY fails to timely (within 72 hours, 3 business days), deliver the shares per the instructions of the HOLDER, free and clear of all legends in legal free trading form, the COMPANY shall allow HOLDER to add two (2) days to the lookback (the mechanism used to obtain the conversion price along with discount) for each day the COMPANY fails to timely (within 72 hours, 3 business days)) deliver shares, on the next conversion.
          The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof. Any Opinion Letter required to effectuate the issuance of the shares pursuant to this Paragraph 4(a) and the Notice of Conversion shall be provided and issued by Company. The Holder may use another attorney in it's sole discretion for the opinion. The parties hereby agree that the company will cover all legal costs associated with the issuance of the Opinion Letter to the Transfer Agent.
                    (ii) If the Company, at any time while this Debenture is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding
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after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
                    (iii) Whenever the Set Price is adjusted pursuant to any of Section 4, the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
                    (iv) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.
                    (v) If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a 'Fundamental Transaction'), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable
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upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the 'Alternate Consideration'). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is affected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within 10 Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the 130% of the remaining unconverted principal amount of this Debenture on the date of such request, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder.
          (b) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture. See attached EXHIBIT A (Irrevocable TA Letter)
          (c) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or
6

communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
          (d) Notwithstanding anything to the contrary herein contained, the Holder may not convert this Debenture to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by the Holder after application of this section. The provisions of this section may be waived by the Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.
          Section 5. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
               'Business Day' means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
               'Common Stock' means the common stock of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.
               'Person' means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.
               'Securities Act' means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
               'Set Price' shall have the meaning set forth in Section 4.
          Section 6. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or other equity securities other than as to the
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Underlying Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; or (c) enter into any agreement with respect to any of the foregoing.
          Section 7. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.
          Section 8. So long as any portion of this Debenture is outstanding, the Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures without the prior consent of the Holder, which consent shall not be unreasonably withheld.
          Section 9. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County (the 'Florida Courts'). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such Service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
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          Section 10. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.
          Section 11. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.
          Section 12. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

MEDICAN ENTERPRISES, INC.

By:
Ken Williams
CEO
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Exhibit B
NOTICE OF CONVERSION
          The undersigned hereby elects to convert principal under the 10% Convertible Debenture of Medican Enterprises, Inc. (the 'Company'), due on 04/30/2015, into ______________ shares of common stock, $.001 par value per share (the 'Common Stock'), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.
Conversion calculations:
                              Date to Effect Conversion: _______________________
50% of the lowest traded price for 20 trading days prior to conversion or:
Adjusted as per agreement for delayed delivery of previous conversion (lookback only)

Principal Amount of Debentures to be Converted:

Interest Amount of Debentures to be Converted

Number of shares of Common Stock to be issued:

Signature: _______________________________Manager

Eagle Eye Capital Inc.
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Exhibit C
Resolution approved by the Board of Directors of Medican Enterprise, Inc.
UNANIMOUS CONSENT IN LIEU OF A SPECIAL
MEETING OF DIRECTORS OF
Medican Enterprises, Inc.
The undersigned, being all of the directors of Medican Enterprises, Inc. a corporation of the State of Nevada, (the 'Corporation'), do hereby authorize and approve the actions set forth in the following resolutions without the formally of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:
RESOLVED: that the officers of this Corporation are authorized and directed to enter into a Convertible Debenture in the amount of $500,000 plus interest with Copper Capital Ltd., dated 10/01/2014 which allows conversions at a 50% discount to market for such notes as well as (10%) Ten percent guaranteed interest, should be payable regardless of how long the debenture remains outstanding and come due on 04/30/2015
RESOLVED: that the officers of this Corporation herby certify this corporation has never been a blank check shell; and
FURTHER RESOLVED, that each of the officers of the Corporation be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.
The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as a majority of the direction of Medican Enterprises, Inc.

Dated: 10/01/2014

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NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'SECURITIES ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
Date of Issuance: 10/01/2014
$500,000
10% CONVERTIBLE DEBENTURE
DUE 04/30/2015
          Medican Enterprises, Inc. having a principal place of business at 500 Alder Drive Milpitas, CA 95035 ('Company'), entered into a Consulting Agreement with Jade Mercantile Ltd. (the 'Holder') pursuant to which the Holder was entitled to be paid a consulting fee of $500,000 (the 'Consulting Fee'). The Company was not able to pay the Consulting Fee when due.
          The Holder has agreed to forebear from demanding payment by the Company of the Consulting Free and has agreed to invest such amount in the Company on the terms of this 10% Convertible Debenture.
          THIS DEBENTURE is a duly authorized and issued 10% Convertible Debenture of the Company due 04/30/2015 (the 'Debenture').
          FOR VALUE RECEIVED, the Company promises to pay to Jade Mercantile Ltd., or its registered assigns (the 'Holder'), the principal sum of $500,000 plus interest on 04/30/ 2015 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the 'Maturity Date'), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of (10%) Ten percent guaranteed interest payable regardless of how long the debenture remains outstanding, unless the Debenture is converted to shares of common stock in accordance with the terms and conditions herein.
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THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT AT 130% OF SUCH AMOUNT ALONG WITH ANY ACCRUED INTEREST OF THIS DEBENTURE AT ANY TIME UPON SEVEN DAYS WRITTEN NOTICE TO THE HOLDER
          This Debenture is subject to the following additional provisions:
          Section 1. DENOMINATIONS. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.
          Section 2.TRANSFER. This Debenture may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
          Section 3. EVENTS OF DEFAULT.
          (a) 'Event of Default', wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
                    (i) any default in the payment of the principal of, interest (including Late Fees) on, or liquidated damages in respect to this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 3 days of notice of such default sent by the Holder;
                    (ii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as
2

they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing; or
                    (iii) the Company shall fail to timely file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the 'Exchange Act'), or otherwise required by the Exchange Act.
                    (iv) the material breach of any promise or representation in this Agreement and or related representation or agreement made by the COMPANY and or any of its officers, which shall include, without limitation, the failure to deliver shares of common stock due HOLDER on a conversion within three Business Days from the date of conversion or sooner, which delivery must be otherwise made per reasonable specifications of the HOLDER (e.g. to brokerage firm account).
          If the COMPANY fails to perform hereunder by delivering Shares or paying Principal and or Interest within 3 Business Days of said being due, then for the first up to 30 calendar days from the due date of said performance, the COMPANY shall also owe payable immediately an amount equal to $1,000 per day as a reasonable 'Late Fee' in addition to any other damages and reasonable attorney fees and costs payable, to cover, on a non accountable basis, the time, expense, efforts and or distress of the HOLDER having to focus its management, advisors, and counselors on the matter of the COMPANY failing to honor its written obligations, and said figure is deemed a reasonable liquidated damages provision and is not an election of remedy and is non exclusive so the HOLDER can add and pursue all rights otherwise.
          (b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash.. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
          (c) It is hereby agreed that in the event any Installment Payment noted above is not paid by Bank transfer within 15 days of any Due Date, for any reason, then at the option of the Company this agreement may be cancelled and sent to Jade Mercantile Ltd. in writing to reflect the amount actually paid to date of cancellation. Upon cancellation made under this agreement, the Debenture will adjust to reflect monies actually paid. Upon cancellation holder is released from any liability.
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          Section 4. Conversion.
          (a) (i) Holder's Conversion Right. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture, including interest and principal, shall be convertible into shares of Common Stock at a price of Fifty Percent (50%) of the lowest traded price, determined on the then current trading market for the Company's common stock, for 20 trading days prior to conversion (the 'Set Price') at the option of the Holder, in whole at any time and from time to time. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit B ('Notice of Conversion'), specifying the date on which such conversion is to be effected (a 'Conversion Date'). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company. The Company shall deliver any objection to any Notice of Conversion within TWO (2) Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. If the Company does not request the issuance of the shares underlying this Debenture after receipt of a Notice of Conversion within TWO (2) Business days following the period allowed for any objection, the Company shall be responsible for any differential in the value of the converted shares underlying this Debenture between the value of the closing price on the date the shares should have been delivered and the date the shares are delivered. In addition, if the COMPANY fails to timely (within 72 hours, 3 business days), deliver the shares per the instructions of the HOLDER, free and clear of all legends in legal free trading form, the COMPANY shall allow HOLDER to add two (2) days to the lookback (the mechanism used to obtain the conversion price along with discount) for each day the COMPANY fails to timely (within 72 hours, 3 business days)) deliver shares, on the next conversion.
          The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof. Any Opinion Letter required to effectuate the issuance of the shares pursuant to this Paragraph 4(a) and the Notice of Conversion shall be provided and issued by Company. The Holder may use another attorney in it's sole discretion for the opinion. The parties hereby agree that the company will cover all legal costs associated with the issuance of the Opinion Letter to the Transfer Agent.
                    (ii) If the Company, at any time while this Debenture is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding
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after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
                    (iii) Whenever the Set Price is adjusted pursuant to any of Section 4, the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
                    (iv) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.
                    (v) If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a 'Fundamental Transaction'), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable
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upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the 'Alternate Consideration'). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is affected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within 10 Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the 130% of the remaining unconverted principal amount of this Debenture on the date of such request, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder.
          (b) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture. See attached EXHIBIT A (Irrevocable TA Letter)
          (c) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or
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communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
          (d) Notwithstanding anything to the contrary herein contained, the Holder may not convert this Debenture to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by the Holder after application of this section. The provisions of this section may be waived by the Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.
          Section 5. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
               'Business Day' means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
               'Common Stock' means the common stock of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.
               'Person' means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.
               'Securities Act' means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
               'Set Price' shall have the meaning set forth in Section 4.
          Section 6. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or other equity securities other than as to the
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Underlying Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; or (c) enter into any agreement with respect to any of the foregoing.
          Section 7. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.
          Section 8. So long as any portion of this Debenture is outstanding, the Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures without the prior consent of the Holder, which consent shall not be unreasonably withheld.
          Section 9. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County (the 'Florida Courts'). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such Service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
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          Section 10. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.
          Section 11. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.
          Section 12. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

MEDICAN ENTERPRISES, INC.

By:
Ken Williams
CEO
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Exhibit B
NOTICE OF CONVERSION
The undersigned hereby elects to convert principal under the 10% Convertible Debenture of Medican Enterprises, Inc. (the 'Company'), due on 04/30/2015, into _______________ shares of common stock, $.001 par value per share (the 'Common Stock'), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.
Conversion calculations:
                              Date to Effect Conversion: ___________________________
50% of the lowest traded price for 20 trading days prior to conversion or:
Adjusted as per agreement for delayed delivery of previous conversion (lookback only)

Principal Amount of Debentures to be Converted:

Interest Amount of Debentures to be Converted

Number of shares of Common Stock to be issued:

Signature: _______________________________Manager

Eagle Eye Capital Inc.
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Exhibit C
Resolution approved by the Board of Directors of Medican Enterprise, Inc.
UNANIMOUS CONSENT IN LIEU OF A SPECIAL
MEETING OF DIRECTORS OF
Medican Enterprises, Inc.
The undersigned, being all of the directors of Medican Enterprises, Inc. a corporation of the State of Nevada, (the 'Corporation'), do hereby authorize and approve the actions set forth in the following resolutions without the formally of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:
RESOLVED: that the officers of this Corporation are authorized and directed to enter into a Convertible Debenture in the amount of $500,000 plus interest with Jade Mercantile Ltd., dated 10/01/2014 which allows conversions at a 50% discount to market for such notes as well as (10%) Ten percent guaranteed interest, should be payable regardless of how long the debenture remains outstanding and come due on 04/30/2015
RESOLVED: that the officers of this Corporation herby certify this corporation has never been a blank check shell; and
FURTHER RESOLVED, that each of the officers of the Corporation be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.
The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as a majority of the direction of Medican Enterprises, Inc.

Dated: 10/01/2014

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NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'SECURITIES ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
Date of Issuance: 10/01/2014
$500,000
10% CONVERTIBLE DEBENTURE
DUE 04/30/2015
          Medican Enterprises, Inc. having a principal place of business at 500 Alder Drive Milpitas, CA 95035 ('Company'), entered into a Consulting Agreement with The Tradewind Group (the 'Holder') pursuant to which the Holder was entitled to be paid a consulting fee of $500,000 (the 'Consulting Fee'). The Company was not able to pay the Consulting Fee when due.
          The Holder has agreed to forebear from demanding payment by the Company of the Consulting Free and has agreed to invest such amount in the Company on the terms of this 10% Convertible Debenture.
          THIS DEBENTURE is a duly authorized and issued 10% Convertible Debenture of the Company due 04/30/2015 (the 'Debenture').
          FOR VALUE RECEIVED, the Company promises to pay to The Tradewind Group, or its registered assigns (the 'Holder'), the principal sum of $500,000 plus interest on 04/30/ 2015 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the 'Maturity Date'), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of (10%) Ten percent guaranteed interest payable regardless of how long the debenture remains outstanding, unless the Debenture is converted to shares of common stock in accordance with the terms and conditions herein.
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THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT AT 130% OF SUCH AMOUNT ALONG WITH ANY ACCRUED INTEREST OF THIS DEBENTURE AT ANY TIME UPON SEVEN DAYS WRITTEN NOTICE TO THE HOLDER
          This Debenture is subject to the following additional provisions:
          Section 1. DENOMINATIONS. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.
          Section 2.TRANSFER. This Debenture may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
          Section 3. EVENTS OF DEFAULT.
          (a) 'Event of Default', wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
                    (i) any default in the payment of the principal of, interest (including Late Fees) on, or liquidated damages in respect to this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 3 days of notice of such default sent by the Holder;
                    (ii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as
2

they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing; or
                    (iii) the Company shall fail to timely file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the 'Exchange Act'), or otherwise required by the Exchange Act.
                    (iv) the material breach of any promise or representation in this Agreement and or related representation or agreement made by the COMPANY and or any of its officers, which shall include, without limitation, the failure to deliver shares of common stock due HOLDER on a conversion within three Business Days from the date of conversion or sooner, which delivery must be otherwise made per reasonable specifications of the HOLDER (e.g. to brokerage firm account).
          If the COMPANY fails to perform hereunder by delivering Shares or paying Principal and or Interest within 3 Business Days of said being due, then for the first up to 30 calendar days from the due date of said performance, the COMPANY shall also owe payable immediately an amount equal to $1,000 per day as a reasonable 'Late Fee' in addition to any other damages and reasonable attorney fees and costs payable, to cover, on a non accountable basis, the time, expense, efforts and or distress of the HOLDER having to focus its management, advisors, and counselors on the matter of the COMPANY failing to honor its written obligations, and said figure is deemed a reasonable liquidated damages provision and is not an election of remedy and is non exclusive so the HOLDER can add and pursue all rights otherwise.
          (b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash.. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
          (c) It is hereby agreed that in the event any Installment Payment noted above is not paid by Bank transfer within 15 days of any Due Date, for any reason, then at the option of the Company this agreement may be cancelled and sent to The Tradewind Group in writing to reflect the amount actually paid to date of cancellation. Upon cancellation made under this agreement, the Debenture will adjust to reflect monies actually paid. Upon cancellation holder is released from any liability.
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          Section 4. Conversion.
          (a) (i) Holder's Conversion Right. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture, including interest and principal, shall be convertible into shares of Common Stock at a price of Fifty Percent (50%) of the lowest traded price, determined on the then current trading market for the Company's common stock, for 20 trading days prior to conversion (the 'Set Price') at the option of the Holder, in whole at any time and from time to time. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit B ('Notice of Conversion'), specifying the date on which such conversion is to be effected (a 'Conversion Date'). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company. The Company shall deliver any objection to any Notice of Conversion within TWO (2) Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. If the Company does not request the issuance of the shares underlying this Debenture after receipt of a Notice of Conversion within TWO (2) Business days following the period allowed for any objection, the Company shall be responsible for any differential in the value of the converted shares underlying this Debenture between the value of the closing price on the date the shares should have been delivered and the date the shares are delivered. In addition, if the COMPANY fails to timely (within 72 hours, 3 business days), deliver the shares per the instructions of the HOLDER, free and clear of all legends in legal free trading form, the COMPANY shall allow HOLDER to add two (2) days to the lookback (the mechanism used to obtain the conversion price along with discount) for each day the COMPANY fails to timely (within 72 hours, 3 business days)) deliver shares, on the next conversion.
          The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof. Any Opinion Letter required to effectuate the issuance of the shares pursuant to this Paragraph 4(a) and the Notice of Conversion shall be provided and issued by Company. The Holder may use another attorney in it's sole discretion for the opinion. The parties hereby agree that the company will cover all legal costs associated with the issuance of the Opinion Letter to the Transfer Agent.
                    (ii) If the Company, at any time while this Debenture is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding
4

after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
                    (iii) Whenever the Set Price is adjusted pursuant to any of Section 4, the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
                    (iv) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.
                    (v) If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a 'Fundamental Transaction'), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable
5

upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the 'Alternate Consideration'). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is affected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within 10 Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the 130% of the remaining unconverted principal amount of this Debenture on the date of such request, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder.
          (b) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture. See attached EXHIBIT A (Irrevocable TA Letter)
          (c) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or
6

communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
          (d) Notwithstanding anything to the contrary herein contained, the Holder may not convert this Debenture to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by the Holder after application of this section. The provisions of this section may be waived by the Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.
          Section 5. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
               'Business Day' means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
               'Common Stock' means the common stock of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.
               'Person' means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.
               'Securities Act' means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
               'Set Price' shall have the meaning set forth in Section 4.
          Section 6. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or other equity securities other than as to the
7

Underlying Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; or (c) enter into any agreement with respect to any of the foregoing.
          Section 7. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.
          Section 8. So long as any portion of this Debenture is outstanding, the Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures without the prior consent of the Holder, which consent shall not be unreasonably withheld.
          Section 9. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County (the 'Florida Courts'). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such Service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
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          Section 10. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.
          Section 11. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.
          Section 12. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

MEDICAN ENTERPRISES, INC.

By:
Ken Williams
CEO
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Exhibit B
NOTICE OF CONVERSION
The undersigned hereby elects to convert principal under the 10% Convertible Debenture of Medican Enterprises, Inc. (the 'Company'), due on 04/30/2015, into _______________ shares of common stock, $.001 par value per share (the 'Common Stock'), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.
Conversion calculations:
                              Date to Effect Conversion: _____________________________
50% of the lowest traded price for 20 trading days prior to conversion or:
Adjusted as per agreement for delayed delivery of previous conversion (lookback only)

Principal Amount of Debentures to be Converted:

Interest Amount of Debentures to be Converted

Number of shares of Common Stock to be issued:

Signature: ________________________________Manager

Eagle Eye Capital Inc.
10

Exhibit C
Resolution approved by the Board of Directors of Medican Enterprise, Inc.
UNANIMOUS CONSENT IN LIEU OF A SPECIAL
MEETING OF DIRECTORS OF
Medican Enterprises, Inc.
The undersigned, being all of the directors of Medican Enterprises, Inc. a corporation of the State of Nevada, (the 'Corporation'), do hereby authorize and approve the actions set forth in the following resolutions without the formally of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:
RESOLVED: that the officers of this Corporation are authorized and directed to enter into a Convertible Debenture in the amount of $500,000 plus interest with The Tradewind Group, dated 10/01/2014 which allows conversions at a 50% discount to market for such notes as well as (10%) Ten percent guaranteed interest, should be payable regardless of how long the debenture remains outstanding and come due on 04/30/2015
RESOLVED: that the officers of this Corporation herby certify this corporation has never been a blank check shell; and
FURTHER RESOLVED, that each of the officers of the Corporation be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.
The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as a majority of the direction of Medican Enterprises, Inc.

Dated: 10/01/2014

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NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'SECURITIES ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
Date of Issuance: 10/01/2014
$500,000
10% CONVERTIBLE DEBENTURE
DUE 04/30/2015
          Medican Enterprises, Inc. having a principal place of business at 500 Alder Drive Milpitas, CA 95035 ('Company'), entered into a Consulting Agreement with Scout Holdings Ltd. (the 'Holder') pursuant to which the Holder was entitled to be paid a consulting fee of $500,000 (the 'Consulting Fee'). The Company was not able to pay the Consulting Fee when due.
          The Holder has agreed to forebear from demanding payment by the Company of the Consulting Free and has agreed to invest such amount in the Company on the terms of this 10% Convertible Debenture.
          THIS DEBENTURE is a duly authorized and issued 10% Convertible Debenture of the Company due 04/30/2015 (the 'Debenture').
          FOR VALUE RECEIVED, the Company promises to pay to Scout Holdings Ltd., or its registered assigns (the 'Holder'), the principal sum of $500,000 plus interest on 04/30/ 2015 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the 'Maturity Date'), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of (10%) Ten percent guaranteed interest payable regardless of how long the debenture remains outstanding, unless the Debenture is converted to shares of common stock in accordance with the terms and conditions herein.

THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT AT 130% OF SUCH AMOUNT ALONG WITH ANY ACCRUED INTEREST OF THIS DEBENTURE AT ANY TIME UPON SEVEN DAYS WRITTEN NOTICE TO THE HOLDER
          This Debenture is subject to the following additional provisions:
          Section 1. DENOMINATIONS. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.
          Section 2.TRANSFER. This Debenture may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
          Section 3. EVENTS OF DEFAULT.
          (a) 'Event of Default', wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
                    (i) any default in the payment of the principal of, interest (including Late Fees) on, or liquidated damages in respect to this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 3 days of notice of such default sent by the Holder;
                    (ii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing; or
                    (iii) the Company shall fail to timely file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the 'Exchange Act'), or otherwise required by the Exchange Act.
                    (iv) the material breach of any promise or representation in this Agreement and or related representation or agreement made by the COMPANY and or any of its officers, which shall include, without limitation, the failure to deliver shares of common stock due HOLDER on a conversion within three Business Days from the date of conversion or sooner, which delivery must be otherwise made per reasonable specifications of the HOLDER (e.g. to brokerage firm account).
          If the COMPANY fails to perform hereunder by delivering Shares or paying Principal and or Interest within 3 Business Days of said being due, then for the first up to 30 calendar days from the due date of said performance, the COMPANY shall also owe payable immediately an amount equal to $1,000 per day as a reasonable 'Late Fee' in addition to any other damages and reasonable attorney fees and costs payable, to cover, on a non accountable basis, the time, expense, efforts and or distress of the HOLDER having to focus its management, advisors, and counselors on the matter of the COMPANY failing to honor its written obligations, and said figure is deemed a reasonable liquidated damages provision and is not an election of remedy and is non exclusive so the HOLDER can add and pursue all rights otherwise.
          (b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash.. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
          (c) It is hereby agreed that in the event any Installment Payment noted above is not paid by Bank transfer within 15 days of any Due Date, for any reason, then at the option of the Company this agreement may be cancelled and sent to Scout Holdings Ltd. in writing to reflect the amount actually paid to date of cancellation. Upon cancellation made under this agreement, the Debenture will adjust to reflect monies actually paid. Upon cancellation holder is released from any liability.

          Section 4. Conversion.
          (a) (i) Holder's Conversion Right. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture, including interest and principal, shall be convertible into shares of Common Stock at a price of Fifty Percent (50%) of the lowest traded price, determined on the then current trading market for the Company's common stock, for 20 trading days prior to conversion (the 'Set Price') at the option of the Holder, in whole at any time and from time to time. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit B ('Notice of Conversion'), specifying the date on which such conversion is to be effected (a 'Conversion Date'). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company. The Company shall deliver any objection to any Notice of Conversion within TWO (2) Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. If the Company does not request the issuance of the shares underlying this Debenture after receipt of a Notice of Conversion within TWO (2) Business days following the period allowed for any objection, the Company shall be responsible for any differential in the value of the converted shares underlying this Debenture between the value of the closing price on the date the shares should have been delivered and the date the shares are delivered. In addition, if the COMPANY fails to timely (within 72 hours, 3 business days), deliver the shares per the instructions of the HOLDER, free and clear of all legends in legal free trading form, the COMPANY shall allow HOLDER to add two (2) days to the lookback (the mechanism used to obtain the conversion price along with discount) for each day the COMPANY fails to timely (within 72 hours, 3 business days)) deliver shares, on the next conversion.
          The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof. Any Opinion Letter required to effectuate the issuance of the shares pursuant to this Paragraph 4(a) and the Notice of Conversion shall be provided and issued by Company. The Holder may use another attorney in it's sole discretion for the opinion. The parties hereby agree that the company will cover all legal costs associated with the issuance of the Opinion Letter to the Transfer Agent.
                    (ii) If the Company, at any time while this Debenture is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
                    (iii) Whenever the Set Price is adjusted pursuant to any of Section 4, the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
                    (iv) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.
                    (v) If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a 'Fundamental Transaction'), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the 'Alternate Consideration'). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is affected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within 10 Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the 130% of the remaining unconverted principal amount of this Debenture on the date of such request, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder.
          (b) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture. See attached EXHIBIT A (Irrevocable TA Letter)
          (c) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
          (d) Notwithstanding anything to the contrary herein contained, the Holder may not convert this Debenture to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by the Holder after application of this section. The provisions of this section may be waived by the Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.
          Section 5. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
               'Business Day' means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
               'Common Stock' means the common stock of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.
               'Person' means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.
               'Securities Act' means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
               'Set Price' shall have the meaning set forth in Section 4.
          Section 6. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or other equity securities other than as to the

Underlying Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; or (c) enter into any agreement with respect to any of the foregoing.
          Section 7. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.
          Section 8. So long as any portion of this Debenture is outstanding, the Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures without the prior consent of the Holder, which consent shall not be unreasonably withheld.
          Section 9. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County (the 'Florida Courts'). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such Service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

          Section 10. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.
          Section 11. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.
          Section 12. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

MEDICAN ENTERPRISES, INC.

By:
Ken Williams
CEO

Exhibit B
NOTICE OF CONVERSION
The undersigned hereby elects to convert principal under the 10% Convertible Debenture of Medican Enterprises, Inc. (the 'Company'), due on 04/30/2015, into _______________ shares of common stock, $.001 par value per share (the 'Common Stock'), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.
Conversion calculations:
                              Date to Effect Conversion: ________________________
50% of the lowest traded price for 20 trading days prior to conversion or:
Adjusted as per agreement for delayed delivery of previous conversion (lookback only)

Principal Amount of Debentures to be Converted:

Interest Amount of Debentures to be Converted

Number of shares of Common Stock to be issued:

Signature: _______________Manager

Eagle Eye Capital Inc.

Exhibit C
Resolution approved by the Board of Directors of Medican Enterprise, Inc.
UNANIMOUS CONSENT IN LIEU OF A SPECIAL
MEETING OF DIRECTORS OF
Medican Enterprises, Inc.
The undersigned, being all of the directors of Medican Enterprises, Inc. a corporation of the State of Nevada, (the 'Corporation'), do hereby authorize and approve the actions set forth in the following resolutions without the formally of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:
RESOLVED: that the officers of this Corporation are authorized and directed to enter into a Convertible Debenture in the amount of $500,000 plus interest with Scout Holdings Ltd., dated 10/01/2014 which allows conversions at a 50% discount to market for such notes as well as (10%) Ten percent guaranteed interest, should be payable regardless of how long the debenture remains outstanding and come due on 04/30/2015
RESOLVED: that the officers of this Corporation herby certify this corporation has never been a blank check shell; and
FURTHER RESOLVED, that each of the officers of the Corporation be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.
The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as a majority of the direction of Medican Enterprises, Inc.

Dated: 10/01/2014

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'SECURITIES ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
Date of Issuance: 10/01/2014
$500,000
10% CONVERTIBLE DEBENTURE
DUE 04/30/2015
          Medican Enterprises, Inc. having a principal place of business at 500 Alder Drive Milpitas, CA 95035 ('Company'), entered into a Consulting Agreement with Keyhole Kapital Inc. (the 'Holder') pursuant to which the Holder was entitled to be paid a consulting fee of $500,000 (the 'Consulting Fee'). The Company was not able to pay the Consulting Fee when due.
          The Holder has agreed to forebear from demanding payment by the Company of the Consulting Free and has agreed to invest such amount in the Company on the terms of this 10% Convertible Debenture.
          THIS DEBENTURE is a duly authorized and issued 10% Convertible Debenture of the Company due 04/30/2015 (the 'Debenture').
          FOR VALUE RECEIVED, the Company promises to pay to Keyhole Kapital Inc., or its registered assigns (the 'Holder'), the principal sum of $500,000 plus interest on 04/30/ 2015 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the 'Maturity Date'), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of (10%) Ten percent guaranteed interest payable regardless of how long the debenture remains outstanding, unless the Debenture is converted to shares of common stock in accordance with the terms and conditions herein.
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THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT AT 130% OF SUCH AMOUNT ALONG WITH ANY ACCRUED INTEREST OF THIS DEBENTURE AT ANY TIME UPON SEVEN DAYS WRITTEN NOTICE TO THE HOLDER
          This Debenture is subject to the following additional provisions:
          Section 1. DENOMINATIONS. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.
          Section 2.TRANSFER. This Debenture may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
          Section 3. EVENTS OF DEFAULT.
          (a) 'Event of Default', wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
                    (i) any default in the payment of the principal of, interest (including Late Fees) on, or liquidated damages in respect to this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 3 days of notice of such default sent by the Holder;
                    (ii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as
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they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing; or
                    (iii) the Company shall fail to timely file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the 'Exchange Act'), or otherwise required by the Exchange Act.
                    (iv) the material breach of any promise or representation in this Agreement and or related representation or agreement made by the COMPANY and or any of its officers, which shall include, without limitation, the failure to deliver shares of common stock due HOLDER on a conversion within three Business Days from the date of conversion or sooner, which delivery must be otherwise made per reasonable specifications of the HOLDER (e.g. to brokerage firm account).
          If the COMPANY fails to perform hereunder by delivering Shares or paying Principal and or Interest within 3 Business Days of said being due, then for the first up to 30 calendar days from the due date of said performance, the COMPANY shall also owe payable immediately an amount equal to $1,000 per day as a reasonable 'Late Fee' in addition to any other damages and reasonable attorney fees and costs payable, to cover, on a non accountable basis, the time, expense, efforts and or distress of the HOLDER having to focus its management, advisors, and counselors on the matter of the COMPANY failing to honor its written obligations, and said figure is deemed a reasonable liquidated damages provision and is not an election of remedy and is non exclusive so the HOLDER can add and pursue all rights otherwise.
          (b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash.. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
          (c) It is hereby agreed that in the event any Installment Payment noted above is not paid by Bank transfer within 15 days of any Due Date, for any reason, then at the option of the Company this agreement may be cancelled and sent to Keyhole Kapital Inc. in writing to reflect the amount actually paid to date of cancellation. Upon cancellation made under this agreement, the Debenture will adjust to reflect monies actually paid. Upon cancellation holder is released from any liability.
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          Section 4. Conversion.
          (a) (i) Holder's Conversion Right. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture, including interest and principal, shall be convertible into shares of Common Stock at a price of Fifty Percent (50%) of the lowest traded price, determined on the then current trading market for the Company's common stock, for 20 trading days prior to conversion (the 'Set Price') at the option of the Holder, in whole at any time and from time to time. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit B ('Notice of Conversion'), specifying the date on which such conversion is to be effected (a 'Conversion Date'). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company. The Company shall deliver any objection to any Notice of Conversion within TWO (2) Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. If the Company does not request the issuance of the shares underlying this Debenture after receipt of a Notice of Conversion within TWO (2) Business days following the period allowed for any objection, the Company shall be responsible for any differential in the value of the converted shares underlying this Debenture between the value of the closing price on the date the shares should have been delivered and the date the shares are delivered. In addition, if the COMPANY fails to timely (within 72 hours, 3 business days), deliver the shares per the instructions of the HOLDER, free and clear of all legends in legal free trading form, the COMPANY shall allow HOLDER to add two (2) days to the lookback (the mechanism used to obtain the conversion price along with discount) for each day the COMPANY fails to timely (within 72 hours, 3 business days)) deliver shares, on the next conversion.
          The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof. Any Opinion Letter required to effectuate the issuance of the shares pursuant to this Paragraph 4(a) and the Notice of Conversion shall be provided and issued by Company. The Holder may use another attorney in it's sole discretion for the opinion. The parties hereby agree that the company will cover all legal costs associated with the issuance of the Opinion Letter to the Transfer Agent.
                    (ii) If the Company, at any time while this Debenture is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding
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after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
                    (iii) Whenever the Set Price is adjusted pursuant to any of Section 4, the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
                    (iv) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.
                    (v) If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a 'Fundamental Transaction'), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable
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upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the 'Alternate Consideration'). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is affected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within 10 Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the 130% of the remaining unconverted principal amount of this Debenture on the date of such request, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder.
          (b) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture. See attached EXHIBIT A (Irrevocable TA Letter)
          (c) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or
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communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
          (d) Notwithstanding anything to the contrary herein contained, the Holder may not convert this Debenture to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by the Holder after application of this section. The provisions of this section may be waived by the Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.
          Section 5. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:
               'Business Day' means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
               'Common Stock' means the common stock of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.
               'Person' means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.
               'Securities Act' means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
               'Set Price' shall have the meaning set forth in Section 4.
          Section 6. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or other equity securities other than as to the
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Underlying Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; or (c) enter into any agreement with respect to any of the foregoing.
          Section 7. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.
          Section 8. So long as any portion of this Debenture is outstanding, the Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures without the prior consent of the Holder, which consent shall not be unreasonably withheld.
          Section 9. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County (the 'Florida Courts'). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such Service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
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          Section 10. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.
          Section 11. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.
          Section 12. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

MEDICAN ENTERPRISES, INC.

By:
Ken Williams
CEO
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Exhibit B
NOTICE OF CONVERSION
The undersigned hereby elects to convert principal under the 10% Convertible Debenture of Medican Enterprises, Inc. (the 'Company'), due on 04/30/2015, into _______________ shares of common stock, $.001 par value per share (the 'Common Stock'), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.
Conversion calculations:
                              Date to Effect Conversion: __________________________
50% of the lowest traded price for 20 trading days prior to conversion or:
Adjusted as per agreement for delayed delivery of previous conversion (lookback only)

Principal Amount of Debentures to be Converted:

Interest Amount of Debentures to be Converted

Number of shares of Common Stock to be issued:

Signature: __________________________________Manager

Eagle Eye Capital Inc.
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Exhibit C
Resolution approved by the Board of Directors of Medican Enterprise, Inc.
UNANIMOUS CONSENT IN LIEU OF A SPECIAL
MEETING OF DIRECTORS OF
Medican Enterprises, Inc.
The undersigned, being all of the directors of Medican Enterprises, Inc. a corporation of the State of Nevada, (the 'Corporation'), do hereby authorize and approve the actions set forth in the following resolutions without the formally of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:
RESOLVED: that the officers of this Corporation are authorized and directed to enter into a Convertible Debenture in the amount of $500,000 plus interest with Keyhole Kapital Inc., dated 10/01/2014 which allows conversions at a 50% discount to market for such notes as well as (10%) Ten percent guaranteed interest, should be payable regardless of how long the debenture remains outstanding and come due on 04/30/2015
RESOLVED: that the officers of this Corporation herby certify this corporation has never been a blank check shell; and
FURTHER RESOLVED, that each of the officers of the Corporation be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.
The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as a majority of the direction of Medican Enterprises, Inc.

Dated: 10/01/2014